UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2010

Industrial Income Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-159445	27-0477259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Ameriprise Financial Selected Dealer Agreement

On September 16, 2010, Industrial Income Trust Inc., a Maryland corporation (the “Company”), Industrial Income Advisors LLC, a Delaware limited liability company, the Company’s external advisor (the “Advisor”), Dividend Capital Securities LLC, a Colorado limited liability company, the Company’s dealer manager (the “Dealer Manager”) and Industrial Income Advisors Group LLC, a Delaware limited liability company, the Company’s sponsor (the “Sponsor”), entered into a selected dealer agreement (the “Selected Dealer Agreement”) with Ameriprise Financial Services, Inc., a Delaware corporation (“Ameriprise Financial”). Pursuant to the Selected Dealer Agreement, Ameriprise Financial will act as a selected dealer whereby Ameriprise Financial will offer and sell, on a best efforts basis, a maximum of $2,000,000,000 in shares of the Company’s common stock (the “Shares”) pursuant to the Company’s initial public offering (the “Offering”). With respect to the Offering, the Company has initially allocated $1,500,000,000 in Shares to be offered in the primary offering (the “Primary Offering”) and $500,000,000 in Shares to be offered pursuant to the Company’s Distribution Reinvestment Plan (the “DRIP” ).

Pursuant to the terms of the Selected Dealer Agreement, Ameriprise Financial generally will: (i) be paid a selling commission of up to seven percent of the price of each Share (except for Shares sold pursuant to the DRIP) sold by Ameriprise Financial; provided, however, that such selling commission shall be reduced with respect to sales to certain categories of purchasers; (ii) be reallowed by the Dealer Manager from the dealer manager fee a marketing support fee of up to 1.5% of the full price of each Share (except for Shares sold pursuant to the DRIP) sold by Ameriprise Financial; (iii) be reimbursed for its out-of-pocket expenses actually incurred and directly related to the Primary Offering consistent with the language in the prospectus for the Offering and the regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”); and (iv) subject to applicable FINRA limitations, be paid for mutually agreed upon technology costs associated with the Primary Offering, related costs and expenses and other costs and expenses related to the facilitation of the marketing of the Shares and the ownership of Shares by Ameriprise Financial’s customers, including fees to attend conferences.

Subject to certain limitations set forth in the Selected Dealer Agreement, the Company, the Dealer Manager, the Advisor and the Sponsor, jointly and severally, agreed to indemnify, defend and hold harmless Ameriprise Financial and each person, if any, who controls Ameriprise Financial within the meaning of the Securities Act of 1933, as amended, against losses, liability, claims, damages and expenses caused by certain untrue or alleged untrue statements, or omissions or alleged omissions of material fact made in connection with the Offering or in certain filings with the Securities and Exchange Commission and certain other public statements, or the breach by the Company, the Dealer Manager, the Advisor or the Sponsor or any employee or agent acting on their behalf, of any of the representations, warranties, covenants, terms and conditions of the Selected Dealer Agreement. In addition, the Company has agreed to reimburse certain principals of the Sponsor for any amounts they are required to pay to Ameriprise Financial concerning these matters.

The information set forth above with respect to the Selected Dealer Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Selected Dealer Agreement, which is attached to this Current Report on Form 8-K as Exhibit 1.1.

Item 8.01. Other Events

On September 15, 2010, the board of directors of the Company authorized a quarterly cash distribution of $0.15625 per share of common stock for the fourth quarter of 2010. Individual distribution payments are calculated based on the number of days each stockholder has been a stockholder of record during the quarter. Distributions are calculated based on common stockholders of record as of the close of business on each day of the fourth quarter. Distributions for stockholders participating in the DRIP will be reinvested into Shares.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Selected Dealer Agreement, dated as of September 16, 2010, by and between Industrial Income Trust Inc., Industrial Income Advisors LLC, Dividend Capital Securities LLC, Industrial Income Advisors Group LLC, and Ameriprise Financial Services, Inc.

10.1	Selected Dealer Agreement, dated as of September 16, 2010, by and between Industrial Income Trust Inc., Industrial Income Advisors LLC, Dividend Capital Securities LLC, Industrial Income Advisors Group LLC, and Ameriprise Financial Services, Inc. (Incorporated by reference to Exhibit 1.1 to this Current Report on Form 8-K).

This Current Report on Form 8-K contains forward-looking statements (such as those concerning the sale of Shares by Ameriprise Financial and the payment of distributions to the Company’s stockholders) that are based on the Company’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties, including, without limitation, Ameriprise Financial’s ability to sell the Shares, the Company’s ability to secure debt financing at affordable rates and those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. Any of these statements could be inaccurate, and actual events or the Company’s investments and results of operations could differ materially from those expressed or implied. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL INCOME TRUST INC.

September 22, 2010	By:	/s/ Thomas G. McGonagle
Name: Thomas G. McGonagle
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

1.1	Selected Dealer Agreement, dated as of September 16, 2010, by and between Industrial Income Trust Inc., Industrial Income Advisors LLC, Dividend Capital Securities LLC, Industrial Income Advisors Group LLC, and Ameriprise Financial Services, Inc.

10.1	Selected Dealer Agreement, dated as of September 16, 2010, by and between Industrial Income Trust Inc., Industrial Income Advisors LLC, Dividend Capital Securities LLC, Industrial Income Advisors Group LLC, and Ameriprise Financial Services, Inc. (Incorporated by reference to Exhibit 1.1 to this Current Report on Form 8-K).